UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

BLACK RIDGE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_____________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the attached press release issued by Black Ridge Acquisition Corp. on July 5, 2019.

Black Ridge Acquisition Corp. Announces Intention to Further Adjourn Special Meeting of Stockholders Relating to Proposed Business Combination to Allow for Extension Vote

-- Special Meeting of Stockholders Relating to Proposed Business Combination Now to be Held on July 22, 2019

-- Stockholders Wishing to Remain Holders through Extended Period Must Withdraw any Previous Conversion Request

Minneapolis, Minn. July 5, 2019 – Black Ridge Acquisition Corp. (NASDAQ: BRAC), a public acquisition vehicle (“Black Ridge”), today announced that it intends to further adjourn its Special Meeting of Stockholders (the “Special Meeting”) relating to its proposed business combination with Allied Esports and the World Poker Tour. The adjournment will allow BRAC to hold a vote on its previously announced proposal to extend the time period it has to consummate the proposed business combination through August 10, 2019. The Special Meeting for the proposed business combination is now expected to be held on July 22, 2019, at 10:00 a.m., local time, at the offices of its general counsel, Graubard Miller, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

As previously announced, Black Ridge entered into an Agreement and Plan of Reorganization pursuant to which Black Ridge will acquire Allied Esports and the World Poker Tour. The parties expect the proposed transactions to be consummated shortly after the Special Meeting is held and completed.

The Special Meeting was originally scheduled for June 28, 2019 and adjourned until July 8, 2019. The record date for determination of stockholders entitled to vote at the Special Meeting, including at all adjournments thereof, remains June 10, 2019.

The vote for the extension will be held on July 9, 2019. If the extension proposal is approved, Black Ridge Oil & Gas, Inc., BRAC’s sponsor, has agreed to loan $30,000 to BRAC to be placed in trust for the benefit of each public share that is not converted in connection with the stockholder vote to approve the extension. Accordingly, if the maximum number of shares permitted to be converted as described in the proxy statement are converted, the amount contributed into the trust account per share will be $0.062; alternatively, if no shares are converted, the amount contributed per share will be approximately $0.002.

Stockholders who previously requested conversion of their shares for a pro rata portion of BRAC’s trust account in connection with the upcoming vote on the business combination but who wish to remain holders through the extended date are instructed to contact BRAC’s transfer agent to withdraw their conversion request at the following:

Mr. Mark Zimkind

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York

10004 E-mail: mzimkind@continentalstock.com

Holders can also contact BRAC’s proxy solicitor with questions at the following:

Morrow Sodali LLP

70 West Avenue

Stamford CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: BRAC.info@morrowsodali.com

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About Black Ridge Acquisition Corp.

Black Ridge Acquisition Corp. is a special purpose acquisition company sponsored by Black Ridge Oil & Gas, Inc. (OTCQB: ANFC) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.  Black Ridge Acquisition Corp. completed its initial public offering in October 2017, raising $138 million in cash proceeds.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Black Ridge and its directors and executive officers may be deemed participants in the solicitation of proxies of Black Ridge stockholders in respect of the proposed business combination. Information about the directors and executive officers of Black Ridge is set forth in Black Ridge’s definitive proxy statement relating to the business combination and Black Ridge’s other reports filed with the Securities and Exchange Commission including its Form 10-K for the year ended December 31, 2018. Information about the directors and executive officers and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in Black Ridge’s definitive proxy statement. Investors may obtain additional information about the interests of such participants by reading such proxy statement on the SEC’s website at www.sec.gov.

Forward Looking Statements

This press release includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Black Ridge’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.

Forward-looking statements are inherently uncertain and subject to a variety of events, factors and conditions, many of which are beyond the control of Black Ridge and not all of which are known to Black Ridge, including, without limitation those risk factors described from time to time in Black Ridge’s reports filed with the SEC, including the definitive proxy statement. Among the factors that could cause actual results to differ materially are: the successful completion of the Business Combination, amount of redemptions and the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals. Most of these factors are outside the control of Black Ridge and are difficult to predict. The information set forth herein should be read in light of such risks. Black Ridge does not assume any obligation to update the information contained in this press release except as required by law.

Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

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